Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Morningstar Inc., an independent rating agency, awarded Putnam Master Intermediate Income Trust a 4-star rating for overall performance (based on the 3- and 5-year average annual returns) as of September 30, 1997. Only 22.5% of the 146 funds in Morningstar's fixed-income category receive this rating.*

* Shareholder meeting: The fund's annual shareholder meeting is scheduled for December 18, 1997. In addition to the annual selection of Trustees and approval of auditors, shareholders will consider a proposal to combine the fund with Putnam Intermediate Government Income Trust. If this proposal is approved, the fund will become substantially larger, but will continue to operate under its existing investment objectives and policies. Please read the proxy statement and vote your shares promptly.

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

30 Financial statements

* Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year performance, adjusted for risk factors and sales charges. Ratings are updated monthly: 10% of funds receive 5 stars and 22.5% receive 4 stars. For the 3- and 5-year periods ended 9/30/97, there were 146 and 98 funds in the fixed-income category; the fund received 3 and 4 stars for the respective periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Master Intermediate Income Trust ended fiscal 1997 with gratifyingly positive results derived from its globally diverse portfolio of fixed-income securities. The fund's carefully selected high-yield bonds led the charge during the period, but the protective role of the fund's more conservative sectors should not be overlooked. It is this diversification across a broad band of the risk/return spectrum that gives your fund's investment strategy much of its appeal.

Your fund's management team, with expertise as varied as the securities in which the fund invests, closely monitors the world's fixed-income markets, continually fine-tuning the portfolio and seeking attractive investment opportunities. In the following report, your fund's managers review performance in the fiscal year just ended and discuss prospects for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Managers
Kenneth J. Taubes
Jennifer E. Leichter
D. William Kohli
Gail A. Attridge

Spurred by low inflation, moderate economic growth, and a relatively stable interest-rate environment around the world, Putnam Master Intermediate Income Trust closed fiscal 1997 with attractive results at both net asset value and market price. While interest-rate, currency fluctuation, and inflation concerns occasionally sparked volatility in various sectors and regions, we met the challenges by emphasizing sectors that we believed offered sufficiently strong potential to weather short-term market movements. Domestic high-yield bonds, domestic mortgage-backed securities, and emerging-markets bonds were the three asset classes that provided the lion's share of performance. On pages 9 and 10 of this report, you'll find full performance details for all share classes.

* MORTGAGE-BACKED SECURITIES EMPHASIZEd; DURATION EXTENDED

Your fund's taxable investment-grade holdings consisted mainly of mortgage-backed securities, which offered higher yields and greater appreciation than U.S. Treasury bonds for much of the fiscal year. The relatively stable interest-rate climate has meant less inherent prepayment risk for mortgage issues. This environment, combined with highly favorable supply/demand dynamics, bolstered the attractiveness of the mortgage-backed securities the fund primarily owns: current coupon mortgage securities, whose coupons reflect current market rates, and discount coupon issues, whose coupons are below current market rates.

Although declining interest rates have recently heightened prepayment fears and dampened performance in this market, we remain confident that the fund's mortgage-backed holdings can continue to make a positive contribution. Historically current coupon and discount coupon issues tend to experience less prepayment risk in a falling-rate environment.

Your fund's Treasury holdings also contributed positively to performance, particularly during the market's summer rallies. At the fiscal year's midpoint, we moved into longer-term intermediate issues in order to extend duration and position the fund for the likelihood of declining bond yields and rising prices -- a move that proved timely as the period progressed. Duration is a measure of a bond's sensitivity to interest rate changes. Longer duration tends to offer more attractive appreciation potential should rates decline.

* HIGH-YIELD BONDS CONTINUE TO ENJOY FAVORABLE MARKET CLIMATE

The economic and business environment that prevailed during fiscal 1997 was ideal for U.S. corporate high-yield bonds. Extremely low default rates, robust stock market activity, favorable supply/demand characteristics, strong corporate profitability, and continued brisk consolidation activity that often leads to credit upgrades fueled the portfolio's performance during the period.

We invested a substantial portion of the high-yield sector's assets in three industries -- telecommunications, broadcasting, and cable -- a strategy that required nerves of steel during March's market plunge. Rising interest rates and inflation fears had investors fleeing to higher-quality issues. Not surprisingly, the high-yield bonds of companies in these growth-oriented industries were among the hardest hit because of their capital-intensive nature.

[GRAPHIC OMITTED: horizontal bar chart TOP 5 COUNTRY ALLOCATIONS]

TOP 5 COUNTRY ALLOCATIONS*
(INTERNATIONAL SECTOR)

Germany                 6.6%

United Kingdom          5.5%

Mexico                  4.2%

Russia                  3.3%

France                  2.6%

Footnote reads:
*Based on net assets as of 9/30/97. Holdings will vary over time.

Nevertheless, we remained optimistic about their performance potential and took the opportunity to increase several positions during the downturn. We believed the combined effects of deregulation and industry consolidation would continue to provide a positive backdrop for many fund holdings. When the market regained its footing, many issues appreciated substantially.

Brooks Fiber Properties, which was recently purchased by WorldCom, Nextel Communications, Hyperion Telecommunication Corp., and American Communication Services Inc. have been notable performers. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance and adjustment with the fund's investment strategy and may vary in the future.

In broadcasting, we increased the fund's position in Echostar Satellite Broadcast Corp. Communications and increased the weighting in several preferred stocks. Similarly, during the period's second half, we increased the fund's exposure to foreign cellular and foreign dollar-based corporate bonds, particularly paper companies. Millicom International Cellular, Celcaribe, and Macaw International are three companies profiting from the exploding worldwide demand for wireless communication. Paper companies are also experiencing a global rally and we've added credits in Indonesia, including APP International Finance Company, and in the Philippines. We've also boosted positions in issues such as Riverwood International, Repap New Brunswick, and Florida Coast Paper.

* EMERGING MARKETS AND JAPAN GARNER ATTENTION

On the international front, since the fiscal year's midpoint core European markets remained our area of concentration, although their performance in dollar terms has been a bit flat. Long-term bonds in Germany, Denmark, and France were our primary interest mainly because of the attractively steep yield curves present in these countries. While the fund's bond holdings performed well, the surge in value of the U.S. dollar relative to European currencies caused the portfolio's European holdings to provide lackluster dollar-adjusted returns.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Banco Nacional de Comercio, 7-1/4s, 2004
Banque Nationale pour le Development Economique (BNDE), 9s, 2007
Banco Nacional de Comercio, 8s, 2003

FOREIGN BONDS
Federal Republic of Germany, 6s, 2007
United Kingdom Treasury bonds, 7-1/2s, 2006
Russian bonds, 9-1/4s, 2001

U.S. INVESTMENT-GRADE SECURITIES
Government National Mortgage Association, 7.5%
U.S. Treasury obligation, 6.25%
Government National Mortgage Association, 8.5%

Footnote reads:
* These holdings represent 30.9% of the fund's assets as of 9/30/97. Portfolio holdings will vary over time.

Performance of the core markets was further overshadowed by the dramatic comeback staged by the higher-yielding peripheral markets of Spain, Italy, and Sweden in response to budget improvements and the probability of a broader European Monetary Union (EMU). We were not anticipating the strength of the rallies and had consequently kept our exposure to the peripheral markets fairly low. On the currency front, we did employ hedging strategies in the Italian lire and Swedish krona against the German deutschemark -- all of which proved effective.

We had significant exposure to bonds in the United Kingdom -- the best-performing government bond market thus far in this calendar year. The Bank of England's independence and tighter monetary policy as well as the possibility that the United Kingdom may enter EMU after all provided the catalyst that U.K. bonds needed to rally. Other positive dollar-bloc performance came from holding nondollar surrogates in Australia and Canada.

During the period's second half, we reversed our negative view on Japanese bonds and forayed into that market after a long period of avoidance. Signs of continued economic weakness in Japan and difficulties in Southeast Asia prompted our decision. By period's end, our renewed interest had proved worthwhile. In early spring, our dollar/yen currency hedges hampered the sleeve's returns as the yen unexpectedly soared in value against the dollar. The yen has since declined and our currency hedges have allowed the fund to fully realize the positive results Japanese bonds recently posted in local terms.

We've increased your fund's emerging-markets exposure considerably since the outset of the fiscal year -- a strategy that has contributed substantially to your fund's performance. Lower risk premiums worldwide, improving fundamentals, increased global liquidity, and investors' appetite for yield have fueled the performance of many holdings. Top performers included issues in South Africa, Eastern Europe (including Russia and Bulgaria), Mexico, and Argentina.

* PROSPECTS FOR FIXED-INCOME INVESTING LOOK GOOD

At this writing, we remain reasonably optimistic about the prospects for fixed-income investing. Increased fiscal responsibility on the part of many governments, low global inflation, and relatively stable interest rates in most countries give us reason to remain optimistic going forward. Of course, change is a constant and the sustainability of today's conditions bears close watching. In our opinion, the fund's multisector strategy and the flexibility it provides give us the ability to pursue the best fixed-income opportunities the world has to offer. We will continue to take advantage of Putnam's extensive credit research and global experience to provide your investment with solid performance potential in any market environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing does not insure principal, which will fluctuate, it does guarantee the fund's government backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk. Foreign investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments, that are not present with domestic investments. The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect the fund's ability to pay principal and interest on the bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, investment grade, high-yield, and international fixed-income securities with limited maturities.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
                                                                 Market
                                                     NAV         price
------------------------------------------------------------------------------
1 year                                              11.15%        17.54%
------------------------------------------------------------------------------
5 years                                             54.69         46.53
Annual average                                       9.12          7.94
------------------------------------------------------------------------------
Life (4/29/88)                                     139.52        105.91
Annual average                                       9.72          7.97
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97
                          Lehman Bros.  Salomon Bros.
                              Govt.       Non-U.S.     First Boston  Consumer
                          Intermediate   World Govt.    High-Yield     Price
                           Bond Index    Bond Index        Index       Index
------------------------------------------------------------------------------
1 year                         7.83%        12.24%          15.72%     2.15%
------------------------------------------------------------------------------
5 years                       32.91         59.65           74.94     14.08
Annual average                 5.86          9.81           11.84      2.67
------------------------------------------------------------------------------
Life of fund                 107.59        110.19          189.85     37.66
Annual average                 8.06          8.21           11.96      3.45
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97
------------------------------------------------------------------------------
Distributions (number)                           12
------------------------------------------------------------------------------
Income                                        $0.644
------------------------------------------------------------------------------
Capital gains                                     --
------------------------------------------------------------------------------
   Total                                      $0.644
------------------------------------------------------------------------------
Share value                             NAV           Market price
------------------------------------------------------------------------------
9/30/96                               $8.58              $7.50
------------------------------------------------------------------------------
9/30/97                                8.79               8.125
------------------------------------------------------------------------------
Current return (end of period)          NAV           Market price
------------------------------------------------------------------------------
Current dividend rate1                 7.65%              8.27%
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all fund assets, minus any liabilities and net assets allocated to remarketed preferred shares, divided by number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Bros. Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended September 30, 1997

To the Trustees and Shareholders of
Putnam Master Intermediate Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the portfolio of investments owned, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 12, 1997



Portfolio of investments owned
September 30, 1997


CORPORATE BONDS AND NOTES (38.0%) *
PRINCIPAL AMOUNT                                                                                   VALUE

Advertising (0.2%)
------------------------------------------------------------------------------------------------------------
$    250,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                               $      263,125
     410,000  Lamar Advertising Co. 144A sr. sub. notes 8 5/8s, 2007                                 408,975
                                                                                              --------------
                                                                                                     672,100

Aerospace and Defense (0.7%)
------------------------------------------------------------------------------------------------------------
        250,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                              276,875
        465,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                    499,875
        300,000  Howmet Corp. sr. sub. notes 10s, 2003                                               327,000
        150,000  L-3 Communications Corp. 144A sr. sub. notes
                   10 3/8s, 2007                                                                     161,250
        100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         106,000
        600,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                             622,500
        185,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                            189,625
                                                                                              --------------
                                                                                                   2,183,125

Agriculture (0.6%)
------------------------------------------------------------------------------------------------------------
      1,380,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                       1,069,500
        830,580  Premium Standard Farms, Inc. sr. secd. notes
                   11s, 2003 [2 DBL. DAGGERS]                                                        913,638
                                                                                              --------------
                                                                                                   1,983,138

Apparel (0.2%)
------------------------------------------------------------------------------------------------------------
         85,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                       87,125
        125,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       129,063
        395,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                        418,700
        170,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                    181,050
                                                                                              --------------
                                                                                                     815,938

Automotive Parts (0.1%)
------------------------------------------------------------------------------------------------------------
         70,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                           65,100
        250,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005
                   (In default) +                                                                     95,000
        135,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                   9 1/8s, 2007                                                                      139,050
        200,000  Safety Component International, Inc. 144A
                   sr. sub. notes 10 1/8s, 2007                                                      207,000
                                                                                              --------------
                                                                                                     506,150

Banks (5.5%)
------------------------------------------------------------------------------------------------------------
      3,632,000  Banco Nacional de Comercio Exterior bank
                   guaranteed 8s, 2003 (Mexico)                                                    3,577,520
      8,350,000  Banco Nacional de Comercio Exterior deb.
                   7 1/4s, 2004 (Mexico)                                                           7,953,375
      5,000,000  Banque Nationale pour le Development Economique
                   (BNDE) 144A bonds 9s, 2007 (Morocco)                                            4,962,500
        170,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                        172,125
        240,000  Espirto Santo Centrais 144A sr. notes
                   10s, 2007 (Brazil)                                                                240,000
      1,540,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                            1,694,000
                                                                                              --------------
                                                                                                  18,599,520

Beverages (0.1%)
------------------------------------------------------------------------------------------------------------
        310,000  Canandaigua Wine Co. sr. sub. notes Ser. C,
                   8 3/4s, 2003                                                                      314,650

Broadcasting (2.8%)
------------------------------------------------------------------------------------------------------------
        240,000  Acme Television/Finance 144A sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 9/30/00), 2004 ++                                         175,800
        375,000  Affinity Group Holdings sr. notes 11s, 2007                                         402,188
        250,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                268,125
        200,000  Australias Hldngs PTY Ltd. sr. disc, notes stepped-
                   coupon zero % (15s, 11/01/00), 2002 ++                                            156,250
      1,000,000  Benedek Communications Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/4s, 5/15/01), 2006 ++                                         705,000
        515,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                 352,775
        215,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                    220,375
        115,000  Central European Media Enterprises Ltd. sr. notes
                   9 3/8s, 2004                                                                      115,288
         26,020  Citadel Broadcasting Co. 144A sr. notes 10 1/4s, 2007                                27,972
        190,000  Citadel Broadcasting Inc. 144A sr. sub. notes
                   10 1/4s, 2007                                                                     204,250
        750,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                              588,750
        480,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                                528,000
      1,350,000  Echostar Satellite Broadcast Corp. sr. disc. notes stepped-
                   coupon zero % (13 1/8s, 3/15/00), 2004 ++                                       1,128,938
        600,000  Fox/Liberty Networks LLC 144A sr. disc. notes
                   stepped-coupon zero % (9 3/4s,8/15/02), 2007 ++                                   381,750
        670,000  Fox/Liberty Networks LLC 144A sr. notes
                   8 7/8s, 2007                                                                      674,188
        380,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                 171,000
        200,000  Pegasus Media & Communications notes Ser. B,
                   12 1/2s, 2005                                                                     223,500
        929,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                        891,840
        275,000  Radio One Inc. 144A sr. sub. notes stepped-coupon
                   7s, (12s, 5/1/00), 2004 ++                                                        264,000
        700,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B,
                   10 3/4s, 2006                                                                     763,000
        210,000     Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                 229,425
        220,000  TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                     231,000
        545,000  TV Azteca Sa De Cv sr. notes Ser. B, 10 1/2s,
                   2007 (Mexico)                                                                     580,425
                                                                                              --------------
                                                                                                   9,283,839

Building Products (0.5%)
------------------------------------------------------------------------------------------------------------
        400,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                        483,000
        500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                            511,250
         70,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                                  71,575
        500,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                    555,000
        248,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                         215,760
                                                                                              --------------
                                                                                                   1,836,585

Building and Construction (0.5%)
------------------------------------------------------------------------------------------------------------
        225,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                      234,000
        400,000  GS Superhighway Holdings 144A sr. notes
                   10 1/4s, 2007                                                                     401,000
        180,000  Presley Cos. sr. notes 12 1/2s, 2001                                                171,000
        733,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                         842,950
                                                                                              --------------
                                                                                                   1,648,950

Buses (0.2%)
------------------------------------------------------------------------------------------------------------
        855,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                   780,188

Business Equipment and Services (0.4%)
------------------------------------------------------------------------------------------------------------
        600,000  Axiohm Transactions Solutions 144A sr. sub. notes
                   9 3/4s, 2007                                                                      607,500
        100,000  Coleman Escrow Corp. 144A sr. disc. notes
                   zero % , 2001                                                                      60,250
        500,000  Corporate Express, Inc. sr. sub. notes Ser. B,
                   9 1/8s, 2004                                                                      510,000
        125,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                   11s, 2006                                                                         138,750
                                                                                              --------------
                                                                                                   1,316,500

Cable Television (2.4%)
------------------------------------------------------------------------------------------------------------
      1,981,594  Adelphia Communications Corp. sr. notes
                   9 1/2s, 2004 [2 DBL. DAGGERS]                                                   1,951,870
        500,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                                170,000
        300,000  Charter Communications International, Inc. disc. notes stepped-coupon Ser. B, zero % (14s, 3/15/01),
                   2007 ++                                                                           226,500
        700,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               524,125
      1,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                               651,250
      1,480,216  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             1,539,425
        600,000  FrontierVision Holdings LP 144A sr. disc. notes stepped
                   coupon zero % (11 7/8s, 9/15/01), 2007 ++                                         408,000
      1,390,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                      1,039,025
        460,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                          414,575
      1,260,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                                904,050
        310,000  Wireless One, Inc. sr. notes 13s, 2003                                              148,800
                                                                                              --------------
                                                                                                   7,977,620

Cellular Communications (1.8%)
------------------------------------------------------------------------------------------------------------
      1,380,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                       1,217,850
      1,500,000  Comunicacion Cellular bonds stepped-coupon zero %
                   (13 1/8s, 11/15/00), 2003 (Colombia) ++                                         1,162,500
        540,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            368,550
        510,000  International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                                290,700
        930,000  McCaw International Ltd sr. disc. notes stepped
                   coupon zero % (13s, 4/15/02), 2007 ++                                             560,325
        775,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                   600,625
      2,090,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10.65s, 9/15/02), 2007 ++                                1,287,963
        190,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                             195,700
        460,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     473,800
                                                                                              --------------
                                                                                                   6,158,013

Chemicals (0.9%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                      1,035,000
         70,000  Chemical Leaman Corp. 144A sr. notes 10 3/8s, 2005                                   73,325
        580,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                                  598,850
        320,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                     336,000
         15,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                  15,563
        500,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                   540,000
        250,000  Sovereign Specialty Chemical 144A sr. sub. notes
                   9 1/2s, 2007                                                                      255,000
        185,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/15/01), 2008 ++                                         130,425
        205,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                       206,281
                                                                                              --------------
                                                                                                   3,190,444

Computer Equipment (0.2%)
------------------------------------------------------------------------------------------------------------
        725,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                   580,000

Computer Services (0.2%)
------------------------------------------------------------------------------------------------------------
        115,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                       120,175
        545,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                615,850
                                                                                              --------------
                                                                                                     736,025

Conglomerates (0.3%)
------------------------------------------------------------------------------------------------------------
        518,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                         538,720
        600,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes
                   13s, 1999                                                                         602,250
                                                                                              --------------
                                                                                                   1,140,970

Consumer Durable Goods (0.1%)
------------------------------------------------------------------------------------------------------------
        345,000  Icon Fitness Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/01), 2006 ++                                           203,550
        100,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                              84,000
                                                                                              --------------
                                                                                                     287,550

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
        100,000  Foamex L.P. 144A sr. sub. notes 9 7/8s, 2007                                        103,500

Consumer Services (0.6%)
------------------------------------------------------------------------------------------------------------
      1,582,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    1,752,065
        520,000  Interact Systems, Inc. 144A sr. notes stepped-coupon
                   zero % (14s, 8/1/99), 2003 ++                                                     208,000
                                                                                              --------------
                                                                                                   1,960,065

Containers (0.1%)
------------------------------------------------------------------------------------------------------------
        243,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                   261,225

Cosmetics (0.2%)
------------------------------------------------------------------------------------------------------------
         95,000  French Fragrances, Inc. sr. notes Ser. B., 10 3/8s, 2007                             98,800
        915,000  Revlon Worldwide Corp. sr. disc. notes Ser. B,
                   zero %, 2001                                                                      665,663
                                                                                              --------------
                                                                                                     764,463

Electric Utilities (1.0%)
------------------------------------------------------------------------------------------------------------
        245,000  AES Corp. sr. sub. notes 8 3/8s, 2007                                               245,613
      1,950,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                  2,314,455
        556,807  Northeast Utilities System notes Ser. A, 8.58s, 2006                                552,019
        153,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                155,365
                                                                                              --------------
                                                                                                   3,267,452

Electronics and Electrical Equipment (0.6%)
------------------------------------------------------------------------------------------------------------
        130,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                    130,325
        140,000  Celestica International Ltd. 144A sr. sub. notes
                   10 1/2s, 2006 (Canada)                                                            151,375
        160,712  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    164,127
        170,559  Cirent Semiconductor 144A sr. sub. notes
                   10.14s, 2004                                                                      174,397
        190,000  DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                                    190,238
        120,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                              127,200
      1,160,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s,8/15/00),
                   2003 (Canada) ++                                                                  725,000
        240,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                              256,800
        100,000  Therma-Wave Inc. 144A sr. notes 10 5/8s, 2004                                       108,000
         70,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                      72,800
                                                                                              --------------
                                                                                                   2,100,262

Energy-Related (0.2%)
------------------------------------------------------------------------------------------------------------
        710,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                                692,250

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
        250,000  Allied Waste Industries, Inc. company guaranty
                   10 1/4s, 2006                                                                     273,750
        420,000  Allied Waste Industries, Inc. 144A sr. disc. notes stepped-
                   coupon zero % (11.3s, 6/1/02), 2007 ++                                            284,550
                                                                                              --------------
                                                                                                     558,300

Financial Services (0.5%)
------------------------------------------------------------------------------------------------------------
        260,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        265,200
        115,000  Dollar Financial Group Inc. sr. notes Ser. A,
                   10 7/8s, 2006                                                                     124,200
        500,000  First Federal Financial Corp. notes 11 3/4s, 2004                                   510,000
        125,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                             126,250
        190,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006                              199,975
        200,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                          222,000
        120,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                           135,600
        120,000  Resource America Inc. 144A bonds 12s, 2004                                          125,700
                                                                                              --------------
                                                                                                   1,708,925

Food and Beverages (0.3%)
------------------------------------------------------------------------------------------------------------
         80,000  Del Monte Corp. sr. sub. notes Ser. B, 12 1/4s, 2007 [2 DBL. DAGGERS]                87,200
        500,000  Doane Products Co. sr. notes 10 5/8s, 2006                                          538,750
         65,000  MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                                     67,275
        130,000  Southern Foods Group 144A sr. sub. notes
                   9 7/8s, 2007                                                                      134,550
         50,000  Windy Hill Pet Food Co. 144A sr. sub. notes
                   9 3/4s, 2007                                                                       51,750
                                                                                              --------------
                                                                                                     879,525

Food Chains (0.4%)
------------------------------------------------------------------------------------------------------------
        280,000  Fleming Companies, Inc. 144A sr. sub. notes
                   10 1/2s, 2004                                                                     289,800
      1,250,000  Southland Corp. deb. Ser. B, 4s, 2004                                               960,000
                                                                                              --------------
                                                                                                   1,249,800
Gaming Equipment (0.1%)
------------------------------------------------------------------------------------------------------------
        150,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           150,000

Health Care (0.3%)
------------------------------------------------------------------------------------------------------------
        300,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                      298,500
          5,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                             5,113
        340,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                              350,200
        480,000  Integrated Health Services, Inc. 144A sr. sub. notes
                   9 1/4s, 2008                                                                      487,200
                                                                                              --------------
                                                                                                   1,141,013

Hospital Management (0.2%)
------------------------------------------------------------------------------------------------------------
        700,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                                722,750

Insurance and Finance (0.5%)
------------------------------------------------------------------------------------------------------------
        500,000  Indah Kiat Financial Mauritius 144A company guaranty
                   10s, 2007 (Indonesia)                                                             488,750
        200,000  Pioneer Americas Acquisition 144A sr. notes
                   9 1/4s, 2007                                                                      199,000
        370,000  Polytama International notes 11 1/4s, 2007                                          359,825
        500,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            529,030
                                                                                              --------------
                                                                                                   1,576,605

Lodging (0.4%)
------------------------------------------------------------------------------------------------------------
        750,000  HMH Properties, Inc. sr. notes Ser. B, 9 1/2s, 2005                                 789,375
        500,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                           528,750
                                                                                              --------------
                                                                                                   1,318,125

Machinery (--%)
------------------------------------------------------------------------------------------------------------
        100,000  Bucyrus International, Inc. 144A sr. notes 9 3/4s, 2007                             100,875

Medical Supplies and Devices (0.6%)
------------------------------------------------------------------------------------------------------------
        250,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                       281,563
      1,000,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                           1,120,000
        350,000  Urohealth Systems, Inc. 144A sr. sub. notes
                   12 1/2s, 2004                                                                     347,375
        350,000  Wright Medical Technology, Inc. 144A notes
                   Ser. C, 11 3/4s, 2000                                                             358,750
                                                                                              --------------
                                                                                                   2,107,688

Metals and Mining (0.4%)
------------------------------------------------------------------------------------------------------------
         90,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                          97,763
        200,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 1997                                  203,000
        210,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                224,700
        175,000  Murrin Holdings 144A sr. notes 9 3/8s, 2007
                   (Australia)                                                                       176,750
        200,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                         219,500
         45,000  Royal Oak Mines, Inc. company guaranty Ser. B,
                   11s, 2006 (Canada)                                                                 43,425
        250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                           271,250
                                                                                              --------------
                                                                                                   1,236,388

Motion Picture Distribution (0.3%)
------------------------------------------------------------------------------------------------------------
        561,900  Cinemark Mexico USA notes Ser. B, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                         561,900
         37,800  Cinemark Mexico USA notes Ser. D, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                          37,800
        400,000  Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                              411,500
                                                                                              --------------
                                                                                                   1,011,200

Networking (0.4%)
------------------------------------------------------------------------------------------------------------
      1,735,000  CellNet Data Systems, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 6/15/00), 2005 ++                                   1,231,850

Nursing Homes (0.1%)
------------------------------------------------------------------------------------------------------------
        365,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                   9 1/2s, 2007                                                                      375,038

Oil and Gas (1.8%)
------------------------------------------------------------------------------------------------------------
        185,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B,
                   11 1/2s, 2004                                                                     201,650
        180,000  Coho Energy Inc. sr. sub. notes 8 7/8s, 2007                                        178,639
         80,000  Dailey Petroleum Services Corp. 144A company
                   guaranty 9 3/4s, 2007                                                              83,200
        100,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                           102,750
        750,000  Maxus Energy Corp. global notes 9 7/8s, 2002                                        787,320
        100,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s,
                   2004 (Canada)                                                                     103,250
        195,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                207,675
        300,000  Pogo Producing Co. 144A notes 8 3/4s, 2007                                          306,000
        150,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                               160,500
      2,725,000  Transamerican Energy 144A sr. disc. notes stepped-
                   coupon zero % (13s 6/01/99), 2002 ++                                            2,166,375
      1,080,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                 1,071,900
        518,000  TransTexas Gas Corp. 144A sr. sub. notes 13 3/4s, 2001                              593,110
        100,000  Wiser Oil Co. 144A sr. sub. notes 9 1/2s, 2007                                       96,500
                                                                                              --------------
                                                                                                   6,058,869

Packaging and Containers (0.2%)
------------------------------------------------------------------------------------------------------------
        215,000  Huntsman Packaging Corp. 144A sr. sub. notes
                   9 1/8s, 2007                                                                      219,838
        270,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                   289,575
                                                                                              --------------
                                                                                                     509,413
Paging (0.2%)
------------------------------------------------------------------------------------------------------------
        500,000  Mobile Telecommunications Tech. sr. notes
                   13 1/2s, 2002                                                                     567,500

Paper and Forest Products (1.2%)
------------------------------------------------------------------------------------------------------------
        250,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                     269,063
        670,000  Florida Coast Paper LLC 1st mtge. Ser. B,
                   12 3/4s, 2003                                                                     728,625
        375,000  Pindo Deli Finance Mauritius Ltd. 144A company
                   guaranty 10 3/4s, 2007 (India)                                                    382,500
        445,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty
                   10s, 2004 (Indonesia)                                                             436,100
        660,000  Repap New Brunswick sr. notes 10 5/8s,
                   2005 (Canada)                                                                     650,100
        200,000  Riverwood International Corp. company guaranty
                   10 7/8s, 2008                                                                     199,500
        450,000  Riverwood International Corp. 144A sr. notes
                   10 5/8s, 2007                                                                     470,250
        850,000  Stone Container Corp. 144A company guaranty
                   11 1/2s, 2006                                                                     898,875
                                                                                              --------------
                                                                                                   4,035,013

Pharmaceuticals and Biotechnology (0.3%)
------------------------------------------------------------------------------------------------------------
        500,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                               525,000
        600,000  Twin Laboratories, Inc. company guaranty
                   10 1/4s, 2006                                                                     651,000
                                                                                              --------------
                                                                                                   1,176,000

Publishing (0.1%)
------------------------------------------------------------------------------------------------------------
        350,000  Garden State Newspapers 144A sr. sub. notes
                   8 3/4s, 2009                                                                      352,625
        100,000  Von Hoffman Press Inc. 144A sr. sub. notes
                   10 3/8s, 2007                                                                     106,000
                                                                                              --------------
                                                                                                     458,625

Railroads (--%)
------------------------------------------------------------------------------------------------------------
         75,000  TFM SA DE CV 144A company guaranty 10 1/4s,
                   2007 (Mexico)                                                                      79,125

Real Estate (0.2%)
------------------------------------------------------------------------------------------------------------
        380,000  HMH Properties, Inc. 144A sr. notes 8 7/8s, 2007
                   (Canada) (R)                                                                      390,450
        315,000  Prime Hospitality Corp. Ser. B, sub. notes 9 3/4s, 2007                             333,113
                                                                                              --------------
                                                                                                     723,563

Recreation (2.1%)
------------------------------------------------------------------------------------------------------------
        185,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                        197,950
        400,000  Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                                 451,000
        370,300  Colorado Gaming & Entertainment Co. sr. notes
                   12s, 2003 [2 DBL. DAGGERS]                                                        403,627
        513,970  Elsinore Corp. 144A exch. 1st mortgage 11 1/2s, 2000                                493,411
        250,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                         265,000
      1,000,000  Grate Bay Property Funding Corp. 1st mtge.
                   10 7/8s, 2004                                                                     897,500
        900,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      985,500
        150,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                   13s, 2004                                                                         151,500
      1,200,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                    1,197,000
        444,000  Louisiana Casino Cruises Corp. 1st mtge.
                   11 1/2s, 1998                                                                     448,440
        500,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           410,000
        750,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  727,500
        594,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                      599,940
                                                                                              --------------
                                                                                                   7,228,368

Restaurants (0.2%)
------------------------------------------------------------------------------------------------------------
        500,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 535,000

Retail (1.0%)
------------------------------------------------------------------------------------------------------------
        434,000  Guitar Center Management Co. 144A sr. notes
                   11s, 2006                                                                         481,740
        650,000  Johns Manville International Group sr. notes
                   10 7/8s, 2004                                                                     732,875
      1,250,000  K mart Corp. med. term notes 7.55s, 2004                                          1,203,350
        600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          654,000
        110,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                         109,450
        260,000  Zale Corp. 144A sr. notes 8 1/2s, 2007                                              260,000
                                                                                              --------------
                                                                                                   3,441,415

Satellite Services (0.5%)
------------------------------------------------------------------------------------------------------------
        255,000  Esat Holdings Ltd. sr. notes stepped-coupon
                   zero % (12 1/2s, 2/01/02), 2007 (Ireland) ++                                      167,025
        400,000  Iridium LLC/Capital Corp. 144A sr. notes 13s, 2005                                  418,000
        190,000  Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005 (Indonesia)                                                         181,925
      1,300,000  Winstar Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                    910,000
                                                                                              --------------
                                                                                                   1,676,950

Semiconductors (0.2%)
------------------------------------------------------------------------------------------------------------
        220,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   11.74s, 2008 [2 DBL. DAGGERS]                                                     222,200
        215,000  Fairchild Semiconductor Corp. sr. sub. notes
                   10 1/8s, 2007                                                                     230,588
        245,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                    254,800
                                                                                              --------------
                                                                                                     707,588

Shipping (0.1%)
------------------------------------------------------------------------------------------------------------
        230,000  Johnstown America Industries, Inc. 144A sr. sub. notes
                   11 3/4s, 2005                                                                     247,250

Steel (0.2%)
------------------------------------------------------------------------------------------------------------
        215,000  Altos Hornos de Mexico 144A bonds 11 3/8s,
                   2002 (Mexico)                                                                     233,006
        140,000  Armco, Inc. 144A sr. notes 9s, 2007                                                 141,750
        420,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                 429,450
                                                                                              --------------
                                                                                                     804,206

Supermarkets (0.5%)
------------------------------------------------------------------------------------------------------------
        280,000  Ameriserve Food Co. 144A sr. sub. notes
                   10 1/8s, 2007                                                                     291,200
        400,000  Jitney-Jungle Stores company guaranty 12s, 2006                                     451,000
        240,000  Jitney-Jungle Stores 144A sr. sub. notes 10 3/8s, 2007                              247,200
        200,000  Nebco Evans Holding Co. 144A sr. disc. notes stepped-
                   coupon zero % (12 3/8s, 7/15/02), 2007 ++                                         126,000
        500,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                           547,500
                                                                                              --------------
                                                                                                   1,662,900

Telecommunications (2.3%)
------------------------------------------------------------------------------------------------------------
        170,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                    170,850
        190,000  America Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                     220,400
        640,000  American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                  448,000
        105,000  Consorcio Ecuatoriano 144A notes 14s, 2002
                   (Ecuador)                                                                         113,400
        285,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                 283,219
        325,000  Echostar DBS Corp. 144A company guaranty
                   12 1/2s, 2002                                                                     357,906
        140,000  Frontiervision Operating Partners L.P. sr. sub. notes
                   11s, 2006                                                                         152,600
      1,002,000  GST Telecommunications,Inc. company guaranty stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                        756,510
        770,000  Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01),
                   2003 ++                                                                           539,963
        400,000  Hyperion Telecommunications, Inc. 144A sr. notes
                   12 1/4s, 2004                                                                     438,000
      1,260,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 9/15/00), 2005 ++                                              1,008,000
      1,000,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                 690,000
        260,000  ITC Deltacom, Inc. 144A sr. notes 11s, 2007                                         285,350
        750,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                        751,875
        605,000  Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                               695,750
        525,000  Orbcomm Global Capital Corp. sr. notes Ser. B,
                   14s, 2004                                                                         546,000
        250,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                  195,000
        250,000  Winstar Equipment Corp. company guaranty
                   12 1/2s, 2004                                                                     265,000
                                                                                              --------------
                                                                                                   7,917,823

Telephone Services (1.0%)
------------------------------------------------------------------------------------------------------------
       330,000   Brooks Fiber Properties, Inc. sr. notes 10s, 2007                                   373,725
       330,000   BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                      341,550
       280,000   Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                            289,800
       455,000   McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                        332,150
       360,000   Nextlink Communications sr. notes 9 5/8s, 2007                                      372,600
       675,000   NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                               705,375
       615,000   RSL Communications, Ltd. company guaranty
                   12 1/4s, 2006                                                                     658,050
       210,000   Viatel, Inc. sr. disc. notes stepped-coupon zero %
                   (15s, 1/15/00), 2005 ++                                                           154,350
                                                                                              --------------
                                                                                                   3,227,600

Textiles (0.3%)
------------------------------------------------------------------------------------------------------------
       105,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                         112,350
       240,000   Polymer Group, Inc. 144A sr. sub. notes 9s, 2007                                    242,400
       250,000   Polysindo Inernational Eka company guaranty
                   13s, 2001 (Indonesia)                                                             279,688
       395,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                         429,069
                                                                                              --------------
                                                                                                   1,063,507

Wireless Communications (0.5%)
------------------------------------------------------------------------------------------------------------
       700,000   Advanced Radio Telecom Corp. sr. notes 14s, 2007                                    608,125
       100,000   Grupo Iusacell S.A. 144A sr. notes 10s, 2004 (Mexico)                               103,500
       525,000   Iridium LLC/Capital Corp. 144A sr. notes 14s, 2005                                  567,000
       410,000   Powertel, Inc. sr. notes 11 1/8s, 2007                                              426,400
                                                                                              --------------
                                                                                                   1,705,025
                                                                                              --------------
                 Total Corporate Bonds and Notes
                   (cost $116,263,849)                                                        $  128,354,344

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.6%) *
PRINCIPAL AMOUNT                                                                                   VALUE

U.S. Government Agency Mortgage Obligations (24.6%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
                   Pass-Through Certificates
$    2,483,464     8 1/2s, with due dates from March 1, 2025 to
                   June 15, 2027                                                              $    2,595,223
     3,197,462     6 1/2s, with due dates from February 1, 2012 to
                   June 1, 2012                                                                    3,175,470
                 Federal National Mortgage Association
                   Pass-Through Certificates
         5,443     8 1/2s, Dwarf, with due dates from March 1, 2006 to
                   March 1, 2006                                                                       5,689
     8,414,975     7 1/2s, with due dates from January 1, 2027 to
                   June 1, 2027                                                                    8,554,331
    10,097,778     7s, with due dates from April 1, 2023 to
                   April 15, 2027                                                                 10,056,686
     9,594,990     6 1/2s, with due dates from April 1, 2027 to
                   September 1, 2027                                                               9,343,125
     1,260,000     6 3/8s, August 15, 2007                                                           925,500
                 Government National Mortgage Association
     2,480,000     8 1/2s, TBA, October 16, 2027                                                   2,594,700
     8,405,000     7 1/2s, TBA, October 16, 2027                                                   8,549,398
     1,990,000     5 1/2s, TBA, October 16, 2027                                                   1,988,129
                 Government National Mortgage Association
                   Pass-Through Certificates
    11,274,800     8 1/2s, with due dates from January 15, 2026 to
                   August 15, 2027                                                                11,796,266
     6,406,838     8s, with due dates from January 15, 2026 to
                   February 15, 2027                                                               6,623,075
    16,794,040     7 1/2s, with due dates from February 15, 2023 to
                   August 15, 2027                                                                17,087,247
                                                                                              --------------
                                                                                                  83,294,839

U.S. Treasury Obligations (8.0%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes
         4,000     6 1/2s, October 15, 2006                                                            4,086
     3,875,000     6 3/8s, April 30, 1999                                                          3,909,526
     1,600,000     6 1/4s, August 31, 2002                                                         1,614,496
    13,535,000     6 1/4s, March 31, 1999 #                                                       13,630,151
     2,500,000     6 1/8s, August 15, 2007                                                         2,501,175
     2,830,000     6s, July 31, 2002                                                               2,830,000
     2,455,000     5 7/8s, July 31, 1999                                                           2,456,915
                                                                                              --------------
                                                                                                  26,946,349
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $108,352,855)                                                         $ 110,241,188

FOREIGN GOVERNMENT BONDS AND NOTES (22.7%) *
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
AUD  3,000,000   Australia (Government of) bonds Ser. 206,
                   10s, 2006                                                                  $    2,728,955
CAD  1,850,000   Canada (Government of) bonds Ser. WB60,
                   7 1/4s, 2007                                                                    1,484,957
DKK 16,890,000   Denmark (Government of) bonds 8s, 2006                                            2,878,376
FRF 51,085,000   France Treasury Bill notes 4 3/4s, 2002                                           8,645,154
DEM  2,270,000   Germany (Federal Republic of) bonds Ser. 92,
                   8s, 2002                                                                        1,459,194
DEM 35,065,000   Germany (Federal Republic of) bonds Ser. 97,
                   6s, 2007                                                                       20,608,901
USD  9,723,000   Russia Ministry of Finance 9 1/4s, 2001                                          11,297,520
NZD  1,735,000   New Zealand (Government of) bonds
                   8s, 2004                                                                        1,187,760
USD  1,800,000   Mendoza (Providence of) 144A
                   10s, 2007                                                                       1,824,750
USD  3,685,000   Ecuador (Republic of) 11 1/4s, 2002                                               3,947,556
ZAR 21,520,000   South Africa (Republic of) bonds Ser. 150,
                   12s, 2005                                                                       4,219,826
GBP  7,695,000   United Kingdom Treasury bonds
                   7 1/2s, 2006                                                                   13,315,884
GBP  1,765,000   United Kingdom Treasury bonds 7s, 2002                                            2,913,391
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $81,999,318)                                                         $   76,512,224

UNITS (1.9%) *
NUMBER OF UNITS                                                                                    VALUE
------------------------------------------------------------------------------------------------------------
           600   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/00), 2003 (Australia) ++                                     $     498,000
            91   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     1,820,000
           410   Colt Telecommunications Group PLC units stepped-
                   coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                               307,500
           255   Conecel Holdings 144A units 14s, 2000                                               261,375
           100   DecisionOne Corp. units stepped-coupon zero %
                   (11 1/2s, 8/01/02), 2008 ++                                                        66,500
           475   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                           416,219
         1,035   Fitzgerald Gaming Co. units 13s, 2002                                               988,425
            50   Hedstrom Holdings, Inc. units stepped-coupon zero %
                   (12s, 6/01/02), 2009 ++                                                            31,500
           840   MGC communications, Inc. 144A units 13s, 2004                                       867,300
           130   Paging Network Do Brazil 144A units 13 1/2s, 2005 (Brazil)                          127,725
           190   Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/99), 2006 ++                                                       111,150
           200   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                  207,500
           200   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                         42,000
           500   XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                         525,000
                                                                                              --------------
                 Total Units (cost $4,785,257)                                                $    6,270,194

COMMON STOCKS (1.2%) *
NUMBER OF SHARES                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
         8,599   Advanced Radio Telecom Corp. +                                               $       79,003
           150   AmeriKing, Inc. +                                                                     7,500
         2,955   Axia Inc. 144A +                                                                    147,750
        13,880   CellNet Data Systems, Inc. +                                                        174,368
        12,124   Chesapeake Energy Corp.                                                             137,911
         4,500   Exide Corp.                                                                         102,094
        53,023   Grand Union Co. (acquired 6/20/95,
                   cost $1,711,961)[DBL. DAGGER]+                                                    92,790
         3,770   IFINT Diversified Holdings 144A +                                                    37,700
        35,327   Lady Luck Gaming Corp. (acquired 10/1/93,
                   cost $29,100)[DBL. DAGGER]+                                                       46,367
        20,000   NEXTEL Communications, Inc. Class A +                                               577,500
         4,918   NEXTEL Communications, Inc. (acquired
                   9/12/97, cost $79,358) [DBL. DAGGER]                                             134,907
           464   PMI Holdings Corp. 144A +                                                           148,480
           327   Premium Holdings L.P. +                                                               1,308
        71,533   PSF Holdings LLC Class A +                                                        2,145,990
        10,050   Specialty Foods Acquisition Corp. +                                                   2,513
         4,400   Terex Corp. Rights 144A +                                                            88,000
                                                                                              --------------
                 Total Common Stocks (cost $5,268,424)                                        $    3,924,181

PREFERRED STOCKS (1.3%) *
NUMBER OF SHARES                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
         6,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                  $      169,500
        12,375   Cablevision Systems Corp. Ser. M, $11.125
                   dep. shs. pfd. [2 DBL. DAGGERS]                                                 1,358,156
         9,600   Diva Systems Corp. Ser. C, $6.00 pfd.                                               110,400
           180   Echostar Communications Corp. 144A 12.125% pfd.                                     187,200
        11,765   Fitzgeralds Gaming Co. $3.75 pfd.                                                   258,830
           340   Fresenius Medical Care AG Ser. D, $9.00 (Germany)                                   352,750
           410   IXC Communications, Inc. 144A 12.50% pfd. [2 DBL. DAGGERS]                          475,600
         7,736   Nextlink Communications, Inc. 144A $7.00 pfd.                                       495,104
         3,850   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        444,675
           282   Spanish Broadcasting Systems 144A 14.25% pfd. [2 DBL. DAGGERS]                      295,395
         2,390   Von Hoffman Corp. 144A $13.50 pfd.                                                   68,354
                                                                                              --------------
                 Total Preferred Stocks (cost $3,417,989)                                     $    4,215,964

ASSET-BACKED SECURITIES (1.1%) *
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
$    1,096,000   Chemical Master Credit Card Trust Ser. 95-2,
                   Class A, 6.23s, 2003                                                       $    1,096,680
       350,000   Contimortgage Home Equity Loan Trust Ser. 97-1,
                   Class M2, 7.67s, 2028                                                             356,671
     2,255,000   Sears Credit Account Master Trust Ser. 95-5, Class A,
                   6.05s, 2008                                                                     2,220,453
                                                                                              --------------
                 Total Asset-Backed Securities (cost $3,726,304)                              $    3,673,804

COLLATERALIZED MORTGAGE OBLIGATIONS (1.0%) *
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
$    1,000,000   Citicorp Mtge. Securities, Inc. Ser. 92-10 M,
                   Class M, 8s, 2022                                                          $    1,007,010
       339,166   Resolution Trust Corp. Ser. 94-1, Class A2A,
                   7.75s, 2029                                                                       341,604
     1,268,496   Resolution Trust Corp. Ser. 94-1, Class M1,
                   7.205s, 2029                                                                    1,257,000
       727,425   Rural Housing Trust Ser. 87-1, Class D, 6.33s,
                   April 1, 2026                                                                     723,563
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $3,108,282)                                                          $    3,329,177

CONVERTIBLE BONDS AND NOTES (0.6%) *
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
$      280,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $      303,100
       164,000   GST Telecommunications, Inc. 144A cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                                167,280
       290,000   Integrated Device Technology, Inc. cv. sub. notes
                   5 1/2s, 2002                                                                      249,038
       125,000   National Semiconductor Corp. 144A cv. deb.
                   6 1/2s, 2002                                                                      143,438
       900,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00) ++                                               771,750
        60,000   VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                    62,925
       650,000   Winstar Communications. Inc. 144A cv. sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                    492,375
                                                                                              --------------
                 Total Convertible Bonds and Notes
                   (cost $1,643,610)                                                          $    2,189,906

PURCHASE OPTIONS OUTSTANDING (0.6%)*                                           EXPIRATION DATE/
CONTRACT AMOUNT                                                                STRIKE PRICE        VALUE
------------------------------------------------------------------------------------------------------------
USD     2,995,000   U.S. Dollars in exchange for
                      Deutschemarks German (put)                               Nov. 97 /
                                                                               1.78 DEM       $       26,356
JPY 2,000,000,000   Japanese Government Bond futures
                      contracts (call)                                         Nov. 97 /
                                                                               118.0 JPY           1,764,120
USD    19,000,000   Call Option on U.S. Treasury Bond
                      6 1/8s, 2007                                             Nov. 97 /
                                                                               $101.08               161,547
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $1,679,943)                                                          $    1,952,023

WARRANTS (0.2%)*+                                                              EXPIRATION
NUMBER OF WARRANTS                                                             DATE                VALUE
------------------------------------------------------------------------------------------------------------
        32,500   Becker Gaming Corp. 144A                                      11/15/00       $          325
         6,825   Capital Gaming International, Inc.                            2/1/99                    273
         1,500   Comunicacion Cellular (Colombia)                              11/15/20               83,250
         1,200   County Seat Holdings, Inc.                                    10/15/98                   24
           255   Esat Holdings, Inc. 144A (Ireland)                            2/1/07                  7,013
           500   Fitzgerald Gaming Co.                                         3/15/99                    50
           770   Hyperion Telecommunications                                   4/15/01                30,800
         9,768   Intelcom Group                                                10/15/05              141,636
           520   Interact Systems Inc.                                         8/1/03                    130
           700   Intermedia Communications                                     6/1/00                 48,125
           245   International Wireless Communications Holdings                8/15/01                20,825
           400   Iridium World Com 144A                                        7/15/05                60,000
         1,470   Louisiana Casino Cruises, Inc. 144A                           12/1/98                73,500
           930   McCaw International Ltd.                                      4/15/07                   279
           750   NEXTEL Communications Inc.                                    1/1/98                      8
         7,220   Nextlink Communications, Inc. 144A                            2/1/09                     72
         1,840   Pagemart, Inc. 144A                                           12/31/03               13,800
         1,400   Petracom Holdings, Inc.                                       9/30/99                 9,975
           615   RSL Communications Ltd.                                       11/15/06               36,900
           265   Spanish Broadcasting Systems 144A                             6/30/99                50,350
           185   Sterling Chemicals Holdings                                   8/15/08                 7,030
           350   Urohealth Systems Inc.                                        4/10/04                 1,750
           100   Wright Medical Technology, Inc.                               6/30/03                10,023
                                                                                              --------------
                 Total Warrants (cost $462,691)                                               $      596,138

SHORT-TERM INVESTMENTS (3.0%) *(cost $10,033,686)
PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
    10,032,000   Interest in $565,867,000 joint repurchase
                   agreement dated September 30, 1997 with
                   UBS Securities due October 1, 1997 with
                   respect to various U.S. Treasury obligations --
                   maturity value of $10,033,686 for an effective
                   yield of 6.05%                                                             $   10,033,686
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $340,742,208) ***                                    $  351,292,829
------------------------------------------------------------------------------------------------------------

               * Percentages indicated are based on net assets of $337,663,563.

             *** The aggregate identified cost on a tax basis is
                 $340,925,318, resulting in gross unrealized appreciation and depreciation of $18,945,054 and $8,577,543, respectively, or net unrealized appreciation of $10,367,511.

               + Non-income-producing security.

              ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

   [DBL. DAGGER] Restricted, excluding 144A securities, as to public resale.
                 The total market value of restricted securities held at September 30, 1997 was $767,475 or 0.2% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

               # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1997.

             (R) Real Estate Investment Trust.

                 144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 TBA after the name of a security represents to be announced securities (Note 1).

                 Diversification by Country Distribution of investments by country of issue at September 30, 1997: (as percentage of Market Value)

                    Australia          1.2%   Morocco           1.4
                    Canada             1.3    Russia            3.2
                    Ecuador            1.2    South Africa      1.2
                    France             2.5    United Kingdom    5.3
                    Germany            6.4    United States    68.3
                    Mexico             4.1    Other             3.9
                                                             ------
                                              Total           100.0%
                                                             ======



----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1997
(aggregate face value $83,225,489)
                                   Market     Aggregate Face    Delivery     Unrealized
                                   Value          Value           Date      Depreciation
----------------------------------------------------------------------------------------
Australian Dollars              $  3,303,179   $  3,288,414     12/17/97     $   (14,765)
British Pounds                     8,965,764      8,929,261     12/17/97         (36,503)
Danish Krone                       1,132,189      1,101,498     12/17/97         (30,691)
Deutschemarks                     35,751,297     34,833,848     12/17/97        (917,449)
French Franc                       8,858,163      8,794,826     12/17/97         (63,337)
Japanese Yen                      15,117,225     15,050,262     12/17/97         (66,963)
New Zealand Dollar                 2,401,139      2,363,716     12/17/97         (37,423)
South African Rand                 2,299,571      2,232,524     12/17/97         (67,047)
Swedish Krona                        552,034        536,924     12/17/97         (15,110)
Swiss Franc                        6,234,137      6,094,216     12/17/97        (139,921)
----------------------------------------------------------------------------------------
                                                                             $(1,389,209)
----------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1997
(aggregate face value $66,207,315)
                                                                             Unrealized
                                              Aggregate Face    Delivery    Appreciation/
                                Market Value       Value          Date     (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars              $    825,417   $    852,964     12/17/97     $   (27,547)
Canadian Dollar                    1,572,711      1,560,214     12/17/97          12,497
Deutschemarks                     11,937,965     11,675,722     12/17/97         262,243
Indonesian Rupiah                  2,482,531      2,733,211      2/23/98        (250,680)
Italian Lira                       8,955,013      8,759,609     12/17/97         195,404
Japanese Yen                      22,860,761     22,857,861     12/17/97           2,900
Philippines Peso                     459,447        480,300      3/25/98         (20,853)
Polish Zolty                       5,211,216      5,439,440       6/5/98        (228,224)
Spanish Peseta                     3,099,124      3,034,506     12/17/97          64,618
Swedish Krona                      3,518,055      3,444,441     12/17/97          73,614
Swiss Franc                        4,359,992      4,247,593     12/17/97         112,399
Venezuelan Bolivar                 1,126,768      1,121,454       6/5/98           5,314
----------------------------------------------------------------------------------------
                                                                             $   201,685
----------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1997

                                   Market     Aggregate Face  Expiration     Unrealized
                                   Value          Value          Date       Depreciation
----------------------------------------------------------------------------------------
Dec 97 20yr T-note
Future (Short)                  $  7,723,843   $  7,738,523     Dec-97     $      14,680
Dec 97 10yr T-note
Future (Long)                     28,081,875     27,767,122     Dec-97           314,753
----------------------------------------------------------------------------------------
                                                                           $     329,433
----------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------
TBA Sale Commitments at September 30, 1997
(proceeds receivable $11,073,552)
                                                 Principal     Settlement       Market
Description                                        Amount         Date          Value
----------------------------------------------------------------------------------------
FHLMC, 8.5s, October 1999                      $  2,483,000    10/14/97    $   2,594,735
FNMA, 7.5s, October 1999                          8,414,000    10/14/97        8,553,336
----------------------------------------------------------------------------------------
                                                                           $  11,148,071
----------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------
Written Options Outstanding at September 30, 1997
(premium received $37,288)
Contract                                      Expiration Date/                 Market
Amount                                          Strike Price                   Value
----------------------------------------------------------------------------------------
$2,995,100     U.S. Dollars in exchange
               for Deutschemarks (call)       Nov.97/ 1.73 DEM             $      24,559
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $340,742,208) (Note 1)                                                $351,292,829
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,017,503
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 5,795,703
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           21,116,772
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              792,246
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            329,567
---------------------------------------------------------------------------------------------------
Total assets                                                                            380,344,620

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 17,195
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     2,071,002
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         26,058,455
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                632,133
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   62,480
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               14,193
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,513
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               1,979,770
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               602,840
---------------------------------------------------------------------------------------------------
Written options outstanding, at value
(premiums received $37,288) (Note 3)                                                         24,559
---------------------------------------------------------------------------------------------------
TBA sale commitments, at value
(proceeds receivable $11,073,552)                                                        11,148,071
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       64,846
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        42,681,057
---------------------------------------------------------------------------------------------------
Net assets                                                                             $337,663,563

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $354,365,606
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (6,853,337)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                  (19,499,422)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                              9,650,716
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $337,663,563

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($337,663,563 divided by
38,435,338 shares)                                                                            $8.79
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $21,963)                                        $27,895,983
--------------------------------------------------------------------------------------------------
Dividends                                                                                  252,156
--------------------------------------------------------------------------------------------------
Total investment income                                                                 28,148,139

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,490,608
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             453,934
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          27,320
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,049
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     72,202
--------------------------------------------------------------------------------------------------
Registration fees                                                                          168,712
--------------------------------------------------------------------------------------------------
Auditing                                                                                    70,034
--------------------------------------------------------------------------------------------------
Legal                                                                                       33,022
--------------------------------------------------------------------------------------------------
Postage                                                                                     66,942
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       33,747
--------------------------------------------------------------------------------------------------
Other                                                                                       21,322
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,444,892
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (90,650)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,354,242
--------------------------------------------------------------------------------------------------
Net investment income                                                                   24,793,897
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                            (9,705)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (148,683)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       136,067
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                (92,196)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                        (939,139)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
written options and TBA sale commitments during the year                                 8,491,024
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,437,368
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $32,231,265
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                       Year ended September 30
                                                                  --------------------------------
                                                                           1997               1996
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $ 24,793,897       $ 24,607,379
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                          (114,517)         6,323,487
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and asset and
liabilities in foreign currencies                                     7,551,885          1,079,890
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 32,231,265         32,010,756
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
   From net investment income                                       (24,795,303)       (23,973,364)
--------------------------------------------------------------------------------------------------
   Return of capital                                                         --           (318,440)
--------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                          (2,308,913)        (1,917,095)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          5,127,049          5,801,857

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   332,536,514        326,734,657
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $6,853,337 and
$1,968,520, respectively)                                          $337,663,563       $332,536,514
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                              38,737,138         38,995,338
--------------------------------------------------------------------------------------------------
Shares repurchased                                                     (301,800)          (258,200)
--------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                    38,435,338         38,737,138
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------

Per-share
operating performance                             Year ended September 30
--------------------------------------------------------------------------------------------------
                                1997          1996          1995          1994          1993
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period            $8.58         $8.38         $8.13         $8.91         $8.71
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income            .64           .63           .67           .62           .68
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       .21           .19           .21          (.71)          .29
--------------------------------------------------------------------------------------------------
Total from
investment operations            .85           .82           .88          (.09)          .97
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net
investment income               (.64)         (.61)         (.49)         (.55)         (.68)
--------------------------------------------------------------------------------------------------
In excess of net
investment income                 --            --            --            --          (.09)
--------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --            --            --          (.06)           --
--------------------------------------------------------------------------------------------------
From return of capital            --          (.01)         (.14)         (.08)           --
--------------------------------------------------------------------------------------------------
Total distributions             (.64)         (.62)         (.63)         (.69)         (.77)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $8.79         $8.58         $8.38         $8.13         $8.91
--------------------------------------------------------------------------------------------------
Market value,
end of period                 $8.125        $7.500        $7.375        $7.250        $8.375
--------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)         17.54         10.34         10.90         (5.57)         7.89
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $337,664      $332,537      $326,735      $317,296      $347,620
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)       1.04           .99          1.03           .92           .96
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)       7.47          7.44          8.24          7.18          7.83
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)        220.61        232.90        219.63        204.92        237.63
--------------------------------------------------------------------------------------------------

(a)  Total investment return does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the year ended September 30,1995 and thereafter includes amounts paid through expense offset arrangements (Note 2).




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. taxable investment grade sector (formerly the U.S. government sector), high-yield sector and international sector. In May 1997, the Trustees approved the proposal to merge Putnam Intermediate Government Income Trust into the fund. The shareholders of the fund will be voting on this proposal at the December 18, 1997 shareholder meeting.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method. Any premium resulting from the purchase of stepped-coupon securities in is amortized on a yield-to maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1997, the fund had a capital loss carryover of approximately $18,987,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
------------------------------------------------------------
  $9,158,000                     September 30, 1999
   7,035,000                     September 30, 2003
   2,794,000                     September 30, 2004

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, post October loss deferrals, market discount, interest on payment-in-kind securities and amortization of bond premium. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $4,883,411 to increase distributions in excess of net investment income and $21,121 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $4,904,532. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $90,650 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $680 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $467,189,803 and $460,272,994, respectively. Purchases and sales of U.S. government obligations aggregated $253,700,424 and $249,959,396, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract        Premiums
                                    Amounts         Received
------------------------------------------------------------
Written
options
outstanding
at beginning
of year                          $       --         $     --
------------------------------------------------------------
Options
opened                           18,106,100          215,412
------------------------------------------------------------
Options
expired                          (7,861,000)        (120,668)
------------------------------------------------------------
Options
closed                           (7,250,000)         (57,456)
------------------------------------------------------------
Written options
outstanding at
end of year                     $ 2,995,100         $ 37,288
------------------------------------------------------------

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 1997, the fund repurchased 301,800 shares for $2,308,913, which reflects a discount from net asset value of $299,085 or 11.5%. As of September 30, 1997 570,000 shares had been repurchased since the inception of the program.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail A. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36845-074   11/97